Innealta Capital Country Rotation Fund

Class A Shares (Symbol: COUAX)

Innealta Capital Sector Rotation Fund

Class A Shares (Symbol: SROAX)

each a series of Northern Lights Fund Trust II

(each a “Fund,” collectively the “Funds”)

Supplement dated October 30, 2015 to the Funds’ Prospectus and Statement of Additional Information (“SAI”) dated March 31, 2015

The following supersedes any contrary information contained in the current Prospectus or SAI

 The Funds’ adviser has recommended and the Board of Trustees of Northern Lights Fund Trust II (the “Board”) has approved the conversion of all Class A Shares of the Innealta Capital Country Rotation Fund and the Innealta Capital Sector Rotation Fund (the “Funds”) to Class N Shares of the same fund in order to streamline the share class offerings of the Funds. Accordingly, effective immediately, the purchase of Class A Shares of the Funds are suspended. The conversion of Class A Shares of the Funds to Class N Shares will occur after the close of business on November 30, 2015. As a result of the conversion, shareholders will experience unchanged net operating expense ratios in the respective Class N Shares of the Fund. To the extent shareholders can purchase additional shares of Class N Shares in their current accounts, Class N Shares can be purchased without a front-end sales charge. A comparison of share class expenses for the Funds is below:

Fund                                                           Class A Shares Expenses*        Class N Shares Expenses*

Innealta Capital Country Rotation Fund                      1.84%                                           1.84%

Innealta Capital Country Rotation Fund                      1.84%                                           1.84%

*Reflects the Total Annual Fund Operating Expenses After Fee Waiver/Expense Reimbursement as reported in each Fund’s prospectus.

As a result of this conversion, the Prospectus has been amended as follows:

References to Class A Shares. All references to Class A shares of the Funds in the Prospectus and SAI are deleted effective November 30, 2015.

Suspension of Sales. Effective immediately, each Fund will no longer accept orders to buy Class A shares of the respective Fund from any new investors or existing shareholders.

Tax Considerations: This automatic class conversion is not expected to be a taxable event for you and should not create a gain or loss for affected shareholders. However, we recommend that you consult with your tax advisor about how this transaction may affect you.

ANY SHAREHOLDERS OF CLASS A SHARES OF A FUND HOLDING SUCH SHARES ON NOVEMBER 30, 2015 WILL HAVE THEIR SHARES AUTOMATICALLY CONVERTED TO CLASS N SHARES AFTER THE CLOSE OF BUSINESS ON THAT DATE. IF YOU HAVE QUESTIONS OR NEED ASSISTANCE, PLEASE CONTACT YOUR FINANCIAL ADVISOR DIRECTLY OR THE FUNDS AT 1-855-USE-ETFS.

You should read this Supplement in conjunction with the Prospectus and Statement of Additional Information for Class A, Class I and Class N shares dated March 31, 2015, which provides information that you should know about the Funds before investing and should be retained for future reference. These documents are available upon request and without charge by calling the Funds at 1-855-USE-ETFS.